UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22899

CG Funds Trust
(Exact name of registrant as specified in charter)

805 Third Avenue, Suite 1120
New York, NY  10022
 (Address of principal executive offices) (Zip code)

Robert B. Morse, President & Chief Executive Officer
CG Funds Trust
805 Third Avenue, Suite 1120
New York, NY  10022
 (Name and address of agent for service)

(646)-568-4083
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period:  April 30, 2019

Item 1. Report to Stockholders.

CG Funds Trust

CG Core
Total Return Fund

Institutional Class: CGBNX

SEMI-ANNUAL REPORT
APRIL 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website www.cgfundstrust.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-460-2838, or by enrolling at www.cgfundstrust.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-855-460-2838, or by enrolling at www.cgfundstrust.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER

Dear Shareholders,

Your Fund’s return for the six-month period ended April 30, 2019 is +7.07%. These results compare with the Fund’s benchmarks which returned +10.00% for the Russell 1000 Total Return Index and +4.36% for the Bloomberg Barclays U.S. Intermediate Government/Credit Index over the same period.

During the first quarter of 2019, the stock market rebounded dramatically with the best first quarter performance since 2009. Calmer heads prevailed over the emotional sell off we saw in December and the market reacted well to a dovish shift in the Federal Reserve. U.S. economic growth and corporate data remains positive. Exogenous events have created uncertainty, and as a result volatility, but there are few signs we have reached a cyclical market peak or will contend with a protracted correction. The weight of the evidence remains positive and suggests further upside in the year ahead.

During the six months ended April 30, 2019 our best performing investments were: MongoDB, Inc. +72.9%, NXP Semiconductors NV (NXPI) +40.8%, PayPal Holdings, Inc. +33.9%, D.R. Horton, Inc. +23.2%, and Microsoft Corporation +22.3%.

MongoDB was the top performing holding during the period, returning +72.9%. MongoDB develops and sells a modern database platform that is specialized to scale applications and storage across cloud, local and hybrid network environments. Their novel coding language is disrupting a decades old database software market and latching to the major trend of enterprises shifting to the cloud. Revenue has grown every quarter since going public and we believe is accelerating.

NXP Semiconductors is a fabless semiconductor manufacturer specializing in secure identification, automotive and digital networking industries. NXPI has been a holding of the Fund since 2014. Recent catalysts had been the acquisition of Freescale semiconductors, which made them one of the largest supplier of automotive chips.  Last year, the stock performed poorly as a result of a failed merger with Qualcomm as well as general semiconductor weakness and became oversold. Recent outperformance is attributed to improving sentiment in the chip market as well as a return to more reasonable valuations for a high-quality business.

PayPal is an online payments processor and money transfer system, which spun out of eBay in 2014. It has been held in the Fund since 2015. The stock performed well as a result of an acceleration in sales and earnings following the successful merger with iZettle in May of 2018. Current online payments volume and participation still has a long way to grow so we remain bullish on this company and the payments space.

During the six months ended April 30, 2019, our underperforming holdings were: Spring Bank Pharmaceuticals, Inc. -26.3%, HealthEquity, Inc. -26.2%, Ligand Pharmaceuticals, Inc. -23.6%, UnitedHealth Group, Inc. -10.8%, and EOG Resources, Inc. -8.8%.

Spring Bank Pharmaceuticals was the greatest detractor to performance during the period at -26.3%. The company develops small molecule therapy for viral diseases using immune modulation. Their lead candidate focuses on treatment for chronic hepatitis B virus and is currently in Phase II. Despite successful data releases from parallel trials, the stock sold off as investors grew impatient and was further pressured by weakness in the biotechnology sector. The position has since been sold, following a break of our position risk thresholds.

CG CORE TOTAL RETURN FUND
SHAREHOLDER LETTER (continued)

HealthEquity was the next greatest detractor to performance at -26.2%. It had been the greatest contributor to the Fund in the prior fiscal year and a correction was due. A leader in health savings accounts (HSA), our conviction in this name remains despite the volatility. As such, we believe our long term holding will continue to be rewarded.

The Fund continues to invest in a portfolio of businesses that are characterized by above average growth potential and better financial strength relative to their industry and competition. We believe the Fund is positioned properly for its investment objectives and should continue to perform well as fundamentals remain favorable.

June 11, 2019

Sincerely,

Robert B. Morse
President

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus.

The Russell 1000 Total Return Index an unmanaged capitalization weighted index generally representative of the U.S. market for large-capitalization stocks. It is a subset of the Russell 3000® Index.

The Bloomberg Barclays U.S. Intermediate Government/Credit Index measures the performance of short to intermediate (1-10 year) government and corporate fixed rate debt issues and is an unmanaged index and includes fixed rate debt issues rated investment grade or higher.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The CG Core Total Return Fund is distributed by Quasar Distributors, LLC.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS – 83.8%

Banks – 1.7%
SVB Financial Group (a)	450	$113,274

Capital Goods – 8.6%
A.O. Smith Corp.	1,500	78,855
Boeing Co.	350	132,191
Caterpillar, Inc.	1,000	139,420
Cummins, Inc.	600	99,774
Lockheed Martin Corp.	400	133,332
		583,572
Commercial &
Professional Services – 2.5%
Cintas Corp.	800	173,712

Consumer Durables & Apparel – 3.3%
D.R. Horton, Inc.	3,000	132,930
VF Corp.	1,000	94,410
		227,340
Consumer Services – 1.5%
Las Vegas Sands Corp.	1,500	100,575

Diversified Financials – 2.9%
American Express Co.	1,000	117,230
Intercontinental Exchange, Inc.	1,000	81,350
		198,580
Energy – 2.8%
Cheniere Energy, Inc. (a)	1,500	96,525
EOG Resources, Inc.	1,000	96,050
		192,575
Health Care
Equipment & Services – 2.2%
HealthEquity, Inc. (a)	1,200	81,300
UnitedHealth Group, Inc.	300	69,921
		151,221
Materials – 1.5%
Vulcan Materials Co.	800	100,888

Media & Entertainment – 7.7%
Alphabet, Inc. – Class A (a)	140	167,854
Facebook, Inc. – Class A (a)	500	96,700
Tencent Holdings Ltd. – ADR	2,500	123,100
Walt Disney Co.	1,000	136,970
		524,624
Pharmaceuticals, Biotechnology
& Life Sciences – 6.9%
Gilead Sciences, Inc.	1,000	65,040
Ligand Pharmaceuticals, Inc. (a)	600	75,510
Regeneron
Pharmaceuticals, Inc. (a)	200	68,628
Spring Bank
Pharmaceuticals, Inc. (a)	4,000	29,640
Thermo Fisher Scientific, Inc.	600	166,470
Vertex Pharmaceuticals, Inc. (a)	400	67,592
		472,880
Real Estate – 0.8%
Weyerhaeuser Co. – REIT	2,000	53,600

Retailing – 5.8%
Amazon.com, Inc. (a)	130	250,448
Home Depot, Inc.	700	142,590
		393,038
Semiconductors & Semiconductor
Equipment – 8.6%
Intel Corp.	3,000	153,120
KLA-Tencor Corp.	700	89,236
Micron Technology, Inc. (a)	3,500	147,210
NVIDIA Corp.	500	90,500
NXP Semiconductors NV	1,000	105,620
		585,686
Software & Services – 19.4%
Adobe Systems, Inc. (a)	700	202,475
Globant S.A. (a)	1,200	100,788
Microsoft Corp.	1,500	195,900
MongoDB, Inc. (a)	2,000	281,840
Palo Alto Networks, Inc. (a)	350	87,090
PayPal Holdings, Inc. (a)	2,000	225,540
Salesforce.com, Inc. (a)	750	124,013
SS&C Technologies
Holdings, Inc.	1,500	101,490
		1,319,136
Technology Hardware
& Equipment – 1.1%
Ciena Corp. (a)	2,000	76,720

Telecommunication Services – 1.2%
Verizon Communications, Inc.	1,500	85,785

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS – 83.8% (continued)

Transportation – 5.3%
Alaska Air Group, Inc.	1,500	$92,850
CSX Corp.	2,000	159,260
United Parcel Service,
Inc. – Class B	1,000	106,220
		358,330
TOTAL COMMON STOCKS
(Cost $4,238,501)		$5,711,536

	Principal
	Amount
FIXED INCOME – 11.5%
CORPORATE BONDS – 9.2%

Banks – 1.5%
Citigroup, Inc.
2.700%, 03/30/2021	$100,000	99,897

Capital Goods – 1.8%
Boeing Co.
2.125%, 03/01/2022	125,000	122,845

Insurance – 1.5%
MetLife, Inc.
5.250%, 12/29/2049	100,000	101,242

Pharmaceuticals, Biotechnology
& Life Sciences – 4.4%
Amgen, Inc.
2.200%, 05/22/2019	100,000	99,981
2.125%, 05/01/2020	100,000	99,463
Celgene Corp.
3.250%, 02/20/2023	100,000	100,683
		300,127
TOTAL CORPORATE BONDS
(Cost $622,356)		$624,111

	Shares
PREFERRED STOCKS – 2.3%

Banks – 1.2%
HSBC Holdings PLC,
Series A, 6.200%	2,000	51,800
Wintrust Financial Corp.,
Series D, 6.500%	1,000	27,920
		79,720

Insurance – 1.1%
Aegon NV, 6.375%	3,000	76,950
TOTAL PREFERRED STOCKS
(Cost $151,710)		$156,670
TOTAL FIXED INCOME
(Cost $774,066)		$780,781

INVESTMENT COMPANY – 1.6%
Eaton Vance Floating
Rate Income Trust
TOTAL INVESTMENT COMPANY
(Cost $118,437)	8,000	$109,440

SHORT-TERM INVESTMENT – 2.6%
Fidelity Institutional Government
Portfolio, Class I, 2.31% (b)
TOTAL SHORT-TERM
INVESTMENT
(Cost $178,738)	178,738	$178,738

TOTAL INVESTMENTS
(Cost $5,309,742) – 99.5%		$6,780,495
Other Assets and
Liabilities, Net – 0.5%		32,247
TOTAL NET
ASSETS – 100.0%		$6,812,742

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day effective yield as of April 30, 2019.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive Property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

ASSETS:
Investments, at value (cost $5,309,742)	$6,780,495
Dividends and interest receivable	9,296
Expense waiver/reimbursement
due from Adviser (Note 4)	24,660
Prepaid expenses	31,110
Total Assets	6,845,561
LIABILITIES:
Accrued administration and
fund accounting fees	11,509
Accrued audit fees	7,421
Accrued Adviser fees	4,407
Accrued transfer agent fees and expenses	3,489
Accrued trustee fees	1,915
Accrued other fees	4,078
Total Liabilities	32,819
NET ASSETS	$6,812,742

NET ASSETS CONSIST OF:
Capital stock	$5,462,123
Total distributable earnings	1,350,619
TOTAL NET ASSETS	$6,812,742

Institutional Class Shares:
Net Assets	$6,812,742
Shares issued and outstanding(1)	494,115
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE	$13.79

(1)	Unlimited shares authorized, with no par value.

CG CORE TOTAL RETURN FUND
STATEMENT OF OPERATIONS
For the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$43,628
Less: Foreign taxes withheld	(75)
Interest income	17,669
Total investment income	61,222

EXPENSES:
Administration and fund
accounting fees (Note 4)	37,377
Investment advisory fees (Note 4)	25,724
Federal and state registration fees	16,287
Transfer agent fees and expenses (Note 4)	10,138
Audit fees	7,421
Insurance expense	5,973
Compliance fees	3,982
Legal fees	3,977
Custody fees (Note 4)	3,076
Reports to shareholders	2,804
Trustees’ fees and expenses	1,814
Other expenses	1,357
Total expenses before expense
waiver/reimbursement	119,930
Expenses waived/reimbursed
by Adviser (Note 4)	(85,632)
Net expenses	34,298
NET INVESTMENT INCOME	26,924

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized loss on
investment transactions	(129,764)
Change in unrealized
appreciation on investments	533,110
Net realized and unrealized
gain on investments	403,346
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$430,270

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$26,924	$23,596
Net realized gain (loss) on investment transactions	(129,764)	434,238
Change in unrealized appreciation on investments	533,110	(349,758)
Net increase in net assets resulting from operations	430,270	108,076

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	345,681	1,286,376
Proceeds from reinvestment of distributions	395,811	21,193
Payments for shares redeemed	(1,285,151)	(168,988)
Net increase (decrease) in net assets from capital share transactions	(543,659)	1,138,581

DISTRIBUTIONS TO SHAREHOLDERS	(459,000)	(21,193)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(572,389)	1,225,464

NET ASSETS:
Beginning of period	7,385,131	6,159,667
End of period	$6,812,742	$7,385,131

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Unaudited)

1.	Organization
CG Funds Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 28, 2013, as amended January 13, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The CG Core Total Return Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to produce growth of capital, with a secondary objective of realization of current income through the receipt of interest or dividends. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Fund commenced operations on December 31, 2013.  The Fund currently offers an Institutional Class of shares. The Investor Class shares are not currently available for purchase. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended April 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to the unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended April 30, 2019, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the year ended October 31, 2015.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2019 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Fixed Income Securities – Fixed income securities consist primarily of investment grade preferred stock, corporate bonds and U.S. government agency securities.  Preferred stock and closed-end funds primarily traded on a national securities exchange will be valued and classified within the fair value hierarchy following the same procedures outlined under Equity Securities above.  Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in Level 2 of the fair value hierarchy.  U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$5,711,536	$—	$—	$5,711,536
Corporate Bonds*	—	624,111	—	624,111
Preferred Stocks*	156,670	—	—	156,670
Investment
Company	109,440	—	—	109,440
Short-Term
Investment	178,738	—	—	178,738
	$6,156,384	$624,111	$—	$6,780,495

*	Please refer to the Schedule of Investments for further industry breakout.

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2019 (Unaudited)

4.	Investment Advisory Fee and Other Transactions with Affiliates
The Trust has an agreement with Wall Street Management Corporation (“WSMC”, the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.  On January 3, 2017, Morse Asset Management, Inc. (“MAM”) and WSMC entered into a Management Services Agreement pursuant to which MAM will provide administrative services to the Fund, and replaced CG Asset Management LLC (“CGAM”) as a party to the Management Services Agreement.  WMSC pays MAM a monthly management services fee from its advisory fee.  Prior to January 3, 2017, CGAM provided administrative services to the Fund.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund’s Institutional Class shares, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least February 28, 2029, unless terminated by the Board prior to any such renewal.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2022	$85,632
10/31/2021	$171,455
10/31/2020	$171,180
10/31/2019	$178,760

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board of Trustees; monitors the activities of the Fund’s custodian, coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, and custody for the period ended April 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.	Distribution Costs
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. Effective September 19, 2014, the Plan was suspended due to the closing of the Investor Class. The Plan permitted the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursements for distribution and service activities.

6.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Six Months
	Ended
	April 30,	Year Ended
	2019	October 31,
	(Unaudited)	2018
Shares sold	26,766	89,776
Shares issued to holders in
reinvestment of dividends	31,972	1,548
Shares redeemed	(101,416)	(11,729)
Net increase (decrease)
in shares outstanding	(42,678)	79,595

CG CORE TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 2019 (Unaudited)

7.	Investment Transactions
The aggregate purchases and sales of securities for the period ended April 30, 2019, excluding short-term investments, were $2,033,269 and $2,568,749, respectively.  There were no purchases or sales of long-term U.S. government securities.

8.	Income Tax Information
As of October 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Cost of Investments	$6,508,298
Gross unrealized appreciation	$1,137,480
Gross unrealized depreciation	$(202,747)
Net unrealized appreciation	$934,733
Undistributed ordinary income	$54,731
Undistributed long-term capital gain	$389,885
Distributable earnings	$444,616
Other accumulated losses	$—
Total distributable earnings	$1,379,349

The cost of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

As of October 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2018, the Fund did not defer any late year losses.

The tax character of distributions paid during the period ended April 30, 2019, was as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$69,115	$389,885	$459,000

The tax character of distributions paid during the year ended October 31, 2018, was as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$21,193	$—	$21,193

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9.	Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2019, Charles Schwab & Company, for the benefit of their customers, owned 66.77%.

10.	Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

CG CORE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout the period.

	Six Months
	Ended						For the Period
	April 30,		Year Ended	Year Ended	Year Ended	Year Ended	Inception(1) to
	2019		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2018	2017	2016	2015	2014
Institutional Class

Per Share Data:
Net asset value, beginning of period	$13.76		$13.47	$10.07	$10.50	$10.54	$10.00

Income from investment operations:
Net investment income(2)	0.05		0.05	0.05	0.07	0.07	0.01
Net realized and unrealized
gain (loss) on investments(3)	0.83		0.29	3.42	(0.47)	(0.04)	0.53
Total from investment operations	0.88		0.34	3.47	(0.40)	0.03	0.54

Less distributions from:
Net investment income	(0.06)		(0.05)	(0.07)	(0.03)	(0.07)	—
Net realized gains on investments	(0.79)		—	—	—	—	—
Total distributions	(0.85)		(0.05)	(0.07)	(0.03)	(0.07)	—
Net asset value, end of period	$13.79		$13.76	$13.47	$10.07	$10.50	$10.54

Total return	7.07	%(4)	2.49%	34.68%	-3.84%	0.29%	5.40	%(4)

Supplemental data and ratios:
Net assets, end of period (000’s)	$6,813		$7,385	$6,160	$3,706	$2,633	$1,314
Ratio of operating expenses
to average net assets,
before waiver/reimbursement	3.50	%(5)	3.37%	4.60%	6.51%	11.78%	39.24	%(5)
Ratio of operating expense
to average net assets, net of
waiver/reimbursement	1.00	%(5)	1.00%	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of net investment income
(loss) to average net assets,
before waiver\reimbursement	(1.71	)%(5)	(2.05)%	(3.13)%	(4.73)%	(10.15)%	(37.80	)%(5)
Ratio of net investment income
(loss) to average net assets,
net of waiver/reimbursement	0.79	%(5)	0.32%	0.47%	0.78%	0.64%	0.44	%(5)
Portfolio turnover rate	32.66	%(4)	83.71%	142.71%	155.41%	130.41%	83.53	%(4)
__________

(1)	Inception date of the Fund was December 31, 2013.
(2)	Per share amounts are calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

CG CORE TOTAL RETURN FUND
EXPENSE EXAMPLE
For the Period Ended April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period(1)
	Value	Value	(11/1/18 to
	(11/1/18)	(4/30/19)	4/30/19)
Institutional Class
Actual(2)	$1,000.00	$1,070.70	$5.13
Institutional Class
Hypothetical
(5% return
before expenses)	$1,000.00	$1,019.84	$5.01

(1)
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2019 of 7.07%.

CG CORE TOTAL RETURN FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
April 30, 2019 (Unaudited)

CG CORE TOTAL RETURN FUND
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
April 30, 2019 (Unaudited)

On December 13, 2018, the Board of Trustees (the “Board” or the “Trustees”), including each of the Independent Trustees, of CG Funds Trust (the “Trust”) approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Wall Street Management Corporation (“WSMC”) with respect to CG Core Total Return Fund (the “Fund”) through April 27, 2020.

The Board, including each of the Independent Trustees, reviewed various materials related to WSMC and other information included in the Board materials and received prior to the Meeting.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  In determining whether to approve the continuation of the Advisory Agreement, the Trustees considered all factors they believed to be relevant, including the following: (1) the nature, extent and quality of the services provided by WSMC; (2) the cost of the services to be provided and profits to be realized by WSMC from its relationship with the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fees for the Fund reflect these economies of scale; and (5) other financial benefits to WSMC resulting from services to be rendered to the Fund.  In making their determination, no single factor was controlling in their decision, but rather the Trustees considered all of these factors in their totality.

Nature, Extent and Quality of Services to be Provided.  The Trustees considered the scope of services to be provided under the Advisory Agreement between the Fund and WSMC, noting that WSMC will continue to provide investment management services to the Fund which include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by WSMC on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered WSMC’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio manager and other key personnel at WSMC.  The Trustees reviewed the Fund’s investment performance for the various periods ended October 31, 2018, together with the relative performance of comparable benchmarks and its Morningstar peer group.  The Trustees evaluated WSMC’s financial condition, noting that it appeared to be sufficiently capitalized to provide high quality services to the Fund, and considered WSMC’s history, reputation and resources. The Trustees concluded that WSMC had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement.  The Trustees concluded that they are satisfied with the nature, extent and quality of services provided by WSMC to the Fund pursuant to the Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual investment advisory fee to be paid by the Fund to WSMC in the amount of 0.75% of the Fund’s average annual daily net assets for services to be rendered to the Fund by WSMC and its affiliates.  The Trustees also noted that WSMC has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its investment advisory fees, in order to ensure that total annual fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets annually.  In this regard, the Trustees also noted that WSMC has proposed to extend the terms of the Operating Expenses Limitation Agreement through February 28, 2029.  The Trustees noted the relatively small size of the Fund currently renders WSMC’s service relationship with the Fund not profitable.  The Trustees also noted that WSMC expects to continue to subsidize fees and expenses incurred and resulting from the provision of third-party shareholder servicing agreements and distribution services to the Fund.

Comparative Fee and Expense Data.  The Trustees examined the advisory fee and total expense information for the Fund, including a comparison of such information to other mutual funds within the Morningstar U.S. Fund Large Growth category.  The Trustees noted that the Fund’s contractual investment advisory fee was below its Morningstar peer group’s average investment advisory fee, the Fund’s total expense ratio (after fee waivers and expense reimbursements) was below the average and median total expense ratio for the category.  While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Trustees concluded that WSMC’s investment advisory fee is reasonable.  The Trustees again noted that WSMC continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.

CG CORE TOTAL RETURN FUND
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (continued)
April 30, 2019 (Unaudited)

Economies of Scale.  The Trustees considered whether the Fund is experiencing and would benefit from any economies of scale, noting that the current investment advisory fee for the Fund does not contain breakpoints.  The Board determined that the investment advisory fees are reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current relatively low level of the Fund’s assets, particularly since WSMC continues to reimburse Fund operating expenses in order to maintain a competitive expense ratio.  After discussion, the Trustees determined that the current investment management fee structure was reasonable.

Other Indirect Benefits.  The Board then considered additional benefits to WSMC, noting that WSMC did not intend to use an affiliated broker-dealer to perform trading for the Fund.  The Board noted that WSMC would continue its existing practice, which allows the use of soft dollar arrangements consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and that research services furnished by broker-dealers as a result of such arrangements may be beneficial to WSMC and its other clients, as well as the Fund.  The Board also considered that conversely, the Fund may benefit from research services obtained by WSMC from the placement of portfolio brokerage of other clients.  The Board also considered that the Fund may be offered to WSMC's advisory clients who may invest in the Fund which may benefit WSMC financially and in other ways.

Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with WSMC, including the advisory fee, were fair and reasonable.  After full consideration of all factors, the Board, including all of the Independent Trustees, concluded that the Continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

CG CORE TOTAL RETURN FUND
ADDITIONAL INFORMATION
April 30, 2019 (Unaudited)

Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-460-2838 or by accessing the Fund’s website at www.cgfundstrust.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at 1-855-460-2838.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.cgfundstrust.com on a monthly basis.

PRIVACY NOTICE

We recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•	Account applications and other required forms

•	Written, oral, electronic or telephonic communications, and

•	Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER:
Wall Street Management Corporation
805 Third Avenue, Suite 1120
New York, New York 10022

TRUSTEES:
Robert B. Morse, Chairman
Harlan K. Ullman, Ph.D.
Amb. Kurt D. Volker

TRUSTEE EMERITAS:
James L. Farrell, Ph.D.

PRINCIPAL OFFICERS:
Robert B. Morse, President & Chief Executive Officer
I. Andrew McLaughlin, Executive Vice President,
  Secretary & Chief Compliance Officer
Jian H.Wang, Executive Vice President & Treasurer

PRINCIPAL UNDERWRITER:
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN:
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT,
AND DIVIDEND PAYING AGENT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL:
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CG CORE TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-460-2838 (toll free)
http://www.cgfundstrust.com

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-460-2838.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     CG Funds Trust

By (Signature and Title)*    /s/Robert B. Morse
Robert B. Morse, President & Chief Executive Officer

Date    July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert B. Morse
Robert B. Morse, President & Chief Executive Officer

Date    July 8, 2019

By (Signature and Title)*    /s/Jian H. Wang
Jian H. Wang, Treasurer

Date    July 8, 2019

* Print the name and title of each signing officer under his or her signature.